SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2004

TALX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1850 Borman Court
St. Louis, Missouri 63146

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 214-7000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

     This Form 8-K/A has been filed for the sole purpose of correcting certain financial results previously reported in the press release for TALX Corporation (the “Company”) dated July 28, 2004 (the “Press Release”), which were corrected in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on August 9, 2004, and as described below under Item 7.01 (formerly Item 9). The information contained in this Form 8-K/A supersedes in its entirety the information contained in the original Form 8-K. However, this Form 8-K/A speaks only as of the date of filing of the original Form 8-K/A and has not been updated for changes in events or other developments subsequent to July 28, 2004. In particular, this Form 8-K/A does not reflect the Company’s agreement in principle with the staff of the Securities and Exchange Commission to settle its ongoing investigation of the Company’s accounting of certain items, as announced on August 12, 2004.

Item 7.01. Results of Operations and Financial Condition

     The financial results in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on August 9, 2004, differ from those presented in the Press Release. Revenues attributable to The Work Number services and to unemployment cost management services, as reported in the Quarterly Report on Form 10-Q, are $600,000 higher and $600,000 lower, respectively, than those reported in the Press Release. In the Company’s consolidated balance sheet, work in progress and deferred revenue as reported therein are each $600,000 higher than in the Press Release. This change had no impact on the Company’s total revenues, overall gross margin or earnings from continuing operations. A copy of the Press Release, which has been revised to reflect this change, is included as Exhibit 99.1 to this Form 8-K/A.

Non-GAAP Financial Measures

     The Press Release contains non-GAAP presentations of actual and forecasted earnings from continuing operations and diluted earnings per share which exclude a non-operating charge related to the Company’s ongoing SEC investigation. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Management uses these non-GAAP measures internally to evaluate the performance of the business, including to allocate resources and to evaluate results relative to incentive compensation targets. Management believes that presentation of these non-GAAP financial measures provides useful information to investors because these measures exclude elements that the Company does not consider to be indicative of earnings from its on-going operating activities.

     The information in this Current Report on Form 8-K/A and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2004	TALX CORPORATION
	By:	/s/ L. Keith Graves
L. Keith Graves
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated July 28, 2004, as revised